SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2003

YARDVILLE NATIONAL BANCORP

(Exact name of issuer as specified in charter)

NEW JERSEY	0-26086	22-2670267

(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2465 KUSER ROAD
HAMILTON, NEW JERSEY 08690

(Address of principal executive offices)

(609) 585-5100

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Yardville National Bancorp Press Release dated July 21, 2003

Item 9. Regulation FD Disclosure.

This Current Report on Form 8-K is being furnished pursuant to Item 12, “Results of Operations and Financial Condition,” in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 34-47583 issued March 27, 2003. See “Item 12. Results of Operations and Financial Condition” below, which is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

On July 21, 2003, Yardville National Bancorp issued a press release reporting its financial results for the second quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

YARDVILLE NATIONAL BANCORP

Date: July 23,2003	By:	/s/ Stephen F. Carman

Stephen F. Carman Vice President and Treasurer

Index to Exhibits

Exhibit No.	Description

99.1	Yardville National Bancorp Press Release dated July 21, 2003